SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 26, 2000
                                                     ----------------
                                                     January 26, 2000


                              HIBERNIA CORPORATION
             (Exact name of registrant as specified in its charter)



            Louisiana                 1-10294              72-0724532
(State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)     Identification Number)




313 Carondelet Street, New Orleans, Louisiana  70130
(Address of principal executive offices and zip code)


Registrant's telephone number, including area code (504) 533-5333


Item 5.  Other Events

         The Company plans to furnish the following information to analysts and members of the investment community on or about January 27, 2000 and is filing this report in order that all investors will have this information on or before the time it is given to analysts.

                              EXHIBIT INDEX

Exhibit
Number                      Description

23          Consent of independent auditors

99.3        Hibernia Corporation 1999 Financial Results


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HIBERNIA CORPORATION
                                  (Registrant)

Date: January 26, 2000            By: /s/ Ron E. Samford, Jr.
                                  Ron E. Samford, Jr.
                                  Executive Vice President and Controller
                                  Chief Accounting Officer
                                  (in his capacity as a duly authorized officer
                                  of the Registrant and in his capacity as
                                  Chief Accounting Officer)